Subsequent Events (Details) - RICE ACQUISITION CORP. II [Member] - Subsequent Event [Member] $ in Millions	Apr. 23, 2023 USD ($) shares
Subsequent Events (Details) [Line Items]
Purchase of shares | shares	25,000,000
Purchase price | $	$ 250.0
Purchase agreement	Power agreed to issue, 31,328 NET Power units to OXY for a purchase price of $10.0 million, which will ultimately convert into 1,000,000 Class A Units of RONI Opco and an equivalent number of shares of Class B common stock, par value $0.0001 per share, of RONI upon consummation of the transactions contemplated by the Business Combination Agreement.
Aggregate share | shares	2,500,000
Aggregate purchase price | $	$ 25.0